Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,550,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,686.91
Total Offset Amount	0.00
Net Fee	$ 2,686.91